UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 22, 2012

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Williams Partners L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74171-0172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2012, Randall L. Barnard informed The Williams Companies, Inc. ("Williams") and Williams Partners L.P. ("Williams Partners") that he will take an indefinite leave of absence for medical reasons from his role as Senior Vice President – Gas Pipelines.

Mr. Barnard’s responsibilities will be temporarily performed by Frank J. Ferazzi until January 1, 2013 when the senior management structure reorganization announced on July 30, 2012 takes effect.

Mr. Ferazzi, 55, has acted as the Vice President and General Manager of Williams Gas Pipeline - East since July 2010. He has served as a Vice President of Williams’ gas pipeline business since 1995. Since joining Transcontinental Gas Pipe Line Company, LLC, now a subsidiary of Williams and William Partners, in 1981, Mr. Ferazzi has held various management positions in rates and regulatory, customer service, business development and operations.

Mr. Barnard also does not plan to seek re-election as a director of Williams Partners GP LLC (the "General Partner"), the general partner of Williams Partners, upon the conclusion of his current term. His current term will conclude at the next annual meeting of the sole member of the General Partner, scheduled for August 31, 2012. Mr. Barnard's decision was not due to any disagreement with the General Partner or Williams Partners.

The General Partner is a wholly owned subsidiary of Williams, and Williams owns approximately 66 percent of Williams Partners, including the general partner interest.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By: /s/ Sarah C. Miller
Sarah C. Miller
Corporate Secretary

Dated: August 28, 2012

WILLIAMS PARTNERS L.P.

By: Williams Partners GP LLC, its General Partner

By: /s/ Sarah C. Miller
Sarah C. Miller
Corporate Secretary

Dated: August 28, 2012